Investor Update D E C E M B E R 2 8 , 2 0 2 1

2 D I S C L A I M E R IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. These forward-looking statements include projections, estimates and assumptions about various matters including future financial and operational performance, including loan receivables/balances, revenue and net revenue, adjusted pre-tax income, adjusted earnings before taxes, earnings per share, delinquencies, interest expense and adjusted loss per share; and the strategic rationale for the acquisition, including our expectations for addressable markets and our position in them, synergies of the acquisition and growth opportunities. In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, including failure to realize the anticipated benefits of the acquisition; risks relating to the uncertainty of projected financial information; the effects of competition on the combined company’s future business; our ability to attract and retain customers; market, financial, political and legal conditions; the impact of COVID-19 pandemic or any other global event on the combined company’s business and the global economy; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses; actions of regulators and the negative impact of those actions on our business; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties that could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers as well as other factors discussed in our filings with the Securities and Exchange Commission. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that we presently do not know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason. NON-GAAP FINANCIAL MEASURES In addition to the financial information prepared in conformity with U.S. GAAP, this presentation includes certain “Non-GAAP financial measures,” including: Adjusted Pre-tax Income (Pre-tax Income from continuing operations minus certain non-cash and other adjusting items); Adjusted Loss Per Share (Adjusted net loss divided by diluted weighted average shares outstanding); Adjusted EBITDA (EBITDA plus or minus certain non-cash and other adjusting items); and Gross Combined Loans Receivable (includes loans originated by third-party lenders through CSO programs which are not included in our consolidated financial statements). Such measures are intended as a supplemental measure of our performance that are not required by, or presented in accordance with, GAAP. We present Adjusted Pre-tax Income, Adjusted Loss Per Share, Adjusted EBITDA and Gross Combined Loans Receivable because we believe that, when viewed with our GAAP results and the accompanying reconciliation, such measures provide useful information for comparing our performance over various reporting periods as the measures remove the impact of items that we believe do not reflect our core operating performance. Adjusted Pre-tax Income, Adjusted Loss Per Share, Adjusted EBITDA and Gross Combined Loans Receivable are not substitutes for net earnings, pretax earnings, cash flows provided by operating activities or any other measure prescribed by GAAP and there are limitations to using them. Although we believe that measures can make an evaluation of our operating performance more consistent because they remove items that do not reflect our core operations, other companies in our industry may define Adjusted Pre-tax Income, Adjusted Loss Per Share, Adjusted EBITDA and Gross Combined Loans Receivable differently than we do. As a result, it may be difficult to use these measures to compare the performance of those companies to our performance. Adjusted Pre-tax Income, Adjusted Loss Per Share, Adjusted EBITDA and Gross Combined Loans Receivable, should not be considered as measures of the income generated by our business or discretionary cash available to invest in the growth of our business. Management compensates for these limitations by reference to our GAAP results and using Adjusted Pre-tax Income, Adjusted Loss Per Share, Adjusted EBITDA and Gross Combined Loans Receivable as supplemental measures. Reconciliation of historical non-GAAP metrics presented to the closest comparable GAAP metrics are included on slide 7. All product names, logos, brands, trademarks and registered trademarks are property of their respective owners.

Heights Finance Acquisition Closed on December 27, 2021

HEIGHTS FINANCE

HEIGHTS AT A GLANCE

Consumer finance company with 390 branches across 11 southern and mid-western U.S. states

Provides secured and unsecured installment loans to near-prime and non-prime consumers as well as customary opt-in insurance and other financial products

TRANSACTION DETAILS

Purchase price of $360 million

- Comprised of $335 million cash and $25 million of CURO stock
- 6.5x Heights Finance's 2022E Adjusted Earnings Before Taxes[3]

$500+ million
Receivables[1]

$275 million
Revenue[2]

$55+ million
Adj. Pre-Tax Income[2]

CURO

STRATEGIC RATIONALE

Accelerates CURO's strategic migration into longer term, higher balance and lower rate credit products

Adds millions of **near-prime and non-prime** customers and expands CURO's addressable market

Diversifies products, revenue, customers and geographic breadth in U.S.

Adds a **leadership team** with deep industry experience and a strong performance track record

Digitization of customer journey across larger footprint

Strong **synergy potential** through:

- Combined branch optimization
- Combined cost efficiencies
- Cross-selling opportunities

Immediately accretive to earnings

- Expected to add $0.63+ to 2022 EPS

[1] Loan receivables represent pre-allowance net finance receivables projected as of 12/31/2022.
[2] Projected financials for fiscal year ended December 31, 2022.
[3] Projected Heights Finance adjusted earnings before taxes of $55 million in 2022.

3

4 • Non-prime Loans • $250 - $1,500 • 7 to 12 month terms • Unsecured Consumer finance company with expected loan receivables of $500 million+ in 2022(1) Operates 390 branches across 11 states in the South and Midwest • Heights operates branches in Alabama (47), Georgia (18), Illinois (26), Indiana (16), Kentucky (18), Missouri (19), Oklahoma (18), South Carolina (58), Tennessee (64), Texas (86), and Wisconsin (20) Provides secured and unsecured installment loan products to non-prime and near-prime consumers and opt-in installment loan related credit insurance and ancillary products Credit products include: • Near Prime Loans • $1,000 - $10,000 • 24 to 60 month terms • Secured or Unsecured Optional credit and non-credit insurance products fill out the product set Company rebranded to Heights Finance in 2020 after merging with Southern Management Corp Approximately half of total portfolio loan balance comprised of APR less than 36%(2) Overview of Heights Finance 1 Loan receivables represent pre-allowance net finance receivables projected as of 12/31/2022. 2 As of 9/30/2021.

5 LOAN BALANCES 1 ($Millions) 1 Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs. Please see appendix for reconciliation. 2 U.S. run-off portfolios include Verge Credit, California, Virginia and Illinois. 3 Heights’ balances do not reflect fair value adjustments that will be recorded in the opening acquired balance sheet for purchase accounting. $302 $276 $257 $292 $330 $344 $361 $391 $420 $201 $221 $302 $428 $440 $344 $235 $245 $268 $218 $224 $233 $237 $480 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21E Canada Direct Lending Canada POS Lending U.S. Heights $743 $620 $492 $537 $598 $763 $806 $926 $1,566 3 CURO Financial Performance Update U.S. DIRECT LENDING PAST DUE AR %5 CANADA DIRECT LENDING PAST DUE AR %5 Q4 2021 EXPECTATIONS:4 • Delinquencies remain below pre-COVID levels with recent increases driven by continued loan growth, new customer and origination channel mix, seasonality and waning stimulus • Revenue >$220 million and Net Revenue >$124 million • Adjusted EBITDA >$11 million • Canada Direct Lending and Canada Point-of-Sale Lending exceed previously-disclosed 2021 outlook for Revenue and Adjusted Pretax Income • Interest Expense = $29 million (including $1.6 million for Senior Note offering to finance Heights Finance acquisition) • Adjusted Loss Per Share = $0.34 to $0.37 Loan Growth Trends • Canada Direct Lending expected to increase 8% sequentially and 27% year-over-year • Canada POS Lending expected to increase 42% sequentially • U.S. Direct Lending expected to increase 2% sequentially (7% excluding run-off portfolios2) • Acquired Heights Finance portfolio restores geographic balance between Canada and U.S. and meaningfully expands U.S. growth opportunities 4 Adjusted earnings per share (AEPS) and adjusted earnings before interest, taxes, depreciation and amortization (AEBITDA) exclude, equity-based compensation, intangible asset amortization, earnings from our equity method investment in Katapult, restructuring related costs, debt extinguishment costs, and certain other costs as historically defined in our Earnings Releases 5 Excludes Single-Pay. 0% 5% 10% 15% 20% 25% 30% 1-30 DPD 31-60 DPD 61+ DPD 0% 2% 4% 6% 8% 10% 1-30 DPD 31-60 DPD 61+ DPD

6 Appendix

7 Historical Gross Combined Loan Receivables ($Millions) 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Company-owned gross loans receivable $665.8 $564.4 $456.5 $497.4 $553.7 $731.0 $769.3 $882.4 Gross loans receivable guaranteed by the Company $76.7 $55.9 $34.1 $39.8 $44.1 $32.4 $37.1 $43.4 Gross combined loans receivable $742.5 $620.3 $490.6 $537.2 $597.8 $763.4 $806.4 $925.8 Note: Subtotals may not sum due to rounding. The above table summarizes Company-owned gross loans receivable, a GAAP balance sheet measure, and reconciles it to gross combined loans receivable, a non-GAAP measure including loans originated by third-party lenders through CSO programs, which are not included in our Condensed Consolidated Financial Statements but from which we earn revenue and for which we provide a guarantee to the lender.